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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): JANUARY 5, 2005

                            THE J. M. SMUCKER COMPANY
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               (Exact Name of Registrant as Specified in Charter)

                OHIO                    1-5111            34-0538550
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    (State or Other Jurisdiction      (Commission        (IRS Employer
          of Incorporation)           File Number)     Identification No.)

         One Strawberry Lane Orrville, Ohio               44667-0280
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      (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code:  (330) 682-3000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

On January 5, 2005, The J. M. Smucker Company announced that Mark R. Belgya, 44, currently its Vice President and Treasurer, was elected to the additional position of Chief Financial Officer, replacing Richard K. Smucker. Mr. Smucker will continue to hold his position as President and Co-CEO.

Mr. Belgya joined the Company in 1985 and held key management positions, including Controller, until being promoted to Treasurer in 2001 and Vice President in 2004. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)     Exhibits

      Exhibit       Exhibit
      Number        Description
      -------       -----------
       99.1         Press Release, dated January 5, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE J. M. SMUCKER COMPANY

                                  By:  /s/ Richard K. Smucker
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                                       Richard K. Smucker
                                       President and Co-Chief Executive Officer

Date:  January 5, 2005

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                                  EXHIBIT INDEX

      Exhibit       Exhibit
      Number        Description
      -------       -----------
       99.1         Press Release, dated January 5, 2005